Exhibit 10.2
Central
Iowa
Energy
Tobin L. Bush
Project coordinator
Warren L. Bush
Wall Lake, Iowa
712-664-2892
Scot Farver
Newton, Iowa
641-791-9614
Craig Hamilton
Newton, Iowa
641-792-7574
Bill Horan
Rockwell City, Iowa
515-463-2347
Don Huyser
Newton, Iowa
641-798-4698
Jim Johnston
Grinnell, Iowa
641-236-6378
Dean Lane
Newton, Iowa
641-792-9426
Denny Mauser
Early, Iowa
712-273-5216
Jeremie Parr
Belle Plaine, Iowa
319-330-7002
Tom Schroeder
Wall Lake, Iowa
712-664-2216
Bill Talsma
Newton, Iowa
641-787-0709
John E. Van Zee
Prairie City, Iowa
641-521-0151
Central Iowa Energy, LLC
2617 1st Ave East Newton, IA 50208
641-791-1010 (phone) 641-791-1192 (fax) www.centraliowaenergy.com
August 3, 2006 January 19, 2007
Renewable Energy Group
Attn: Pat Lappe
P.O. Box 68
Ralston, Iowa 51459
Re: Agreement to issue 1,000 units
Dear Mr. Lappe:
As you are aware, Central Iowa Energy, LLC (the “Company”) and Renewable Energy Group, LLC (“REG”) have verbally agreed that the Company would issue 1,000 membership units to REG as payment for last $1,000,000 of design-build services rendered by REG to the Company pursuant to that certain Standard Form of Design Build Agreement with General Conditions between Owner and Contractor by and between REG and the Company. The parties agreed that the Company would issue the 1,000 membership units to REG upon completion of the Company’s biodiesel facility at Newton, Iowa. By this letter, Central Iowa Energy requests REG’s acknowledgement of the agreement between the parties as set forth above.
Please be advised that the units issued to REG by the Company will not be registered with any federal or state securities commission. Consequently, the transfer of units to REG must fall within an exemption from both federal and state securities laws. To ensure the availability of an exemption please acknowledge that:
•	REG is an accredited investor as defined in Regulation D under the Securities Act of 1933;

•	REG’s principal place of business is in the State of Iowa; and

•	REG is accepting such Units in lieu of cash payment for the purpose of investment and not for resale.

Central
Iowa
Energy
Tobin L. Bush
Project coordinator
Warren L. Bush
Wall Lake, Iowa
712-664-2892
Scot Farver
Newton, Iowa
641-791-9614
Craig Hamilton
Newton, Iowa
641-792-7574
Bill Horan
Rockwell City, Iowa
515-463-2347
Don Huyser
Newton, Iowa
641-798-4698
Jim Johnston
Grinnell, Iowa
641-236-6378
Dean Lane
Newton, Iowa
641-792-9426
Denny Mauser
Early, Iowa
712-273-5216
Jeremie Parr
Belle Plaine, Iowa
319-330-7002
Tom Schroeder
Wall Lake, Iowa
712-664-2216
Bill Talsma
Newton, Iowa
641-787-0709
John E. Van Zee
Prairie City, Iowa
641-521-0151
Central Iowa Energy, LLC
2617 1st Ave East Newton, IA 50208
641-791-1010 (phone) 641-791-1192 (fax) www.centraliowaenergy.com
We also request that REG acknowledge and agree that it shall be subject to and comply with all terms and conditions of the Operating Agreement of the Company, as amended from time to time (the “Operating Agreement”), in all respects and that it shall be bound by all of the provisions of said Operating Agreement.
Finally, we understand that REG may transfer its units to its member-partners. Please be advised that the securities are likely “restricted securities” as defined by Rule 144 of the Securities Act of 1933 and consequently, there may be substantial restrictions on the transfer of the units. At a minimum, the units will likely be subject to a nine month holding period pursuant to the safe harbor of Rule 147. To effectuate a transfer of its units REG will be required to comply with the transfer provisions of the Operating Agreement. This will require REG to complete a unit transfer application and may require an opinion of counsel that the transfer complies with all applicable state and federal securities laws.
Please return an executed copy of this agreement to Central Iowa Energy, LLC at the address on the letterhead.

Sincerely,

Jim Johnston, Chairman

Acknowledged and agreed to this 21st day of August, 2006.

RENEWABLE ENERGY GROUP

By:	/s/ Nile D. Ramsbottom

Its:	President